                             FIFTH AMENDMENT AGREEMENT


     Fifth Amendment Agreement, dated as of April 1, 1997 (this "Waiver"), among Foundation Health Corporation, a Delaware corporation (the "Borrower"), the lenders (the "Lenders") listed on the signature pages hereof and Citibank, N.A. (as successor to Citicorp USA, Inc.), as administrative agent (the "Agent") for the Lenders.

     1. The Borrower, the Lenders and the Agent have entered into a Revolving Credit Agreement, dated as of December 5, 1994, as amended by a First Amendment Agreement dated as of August 9, 1995, a Second Amendment Agreement dated as of June 28, 1996, a Third Amendment Agreement and Waiver dated as of December 13, 1996 and a Fourth Amendment and Waiver dated as of January 28, 1997 (such credit agreement, as it may be amended and in effect from time to time, being referred to herein as the "Credit Agreement", terms defined therein and not otherwise defined herein being used herein as therein defined).

     2. The Borrower anticipates that it will not be in compliance with the Fixed Charge Coverage Ratio set forth in Section 5.03(b) of the Credit Agreement for the fiscal quarters ending December 31, 1996 and March 31, 1997 and that it will no longer prepare audited annual financial statements and will therefore also not be in compliance with Section 5.04(b) of the Credit Agreement and has requested the Lenders and the Agent to amend such covenants. The Lenders and the Agent have agreed to such request on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. (a) Subject to the satisfaction of the condition precedent set forth in Section 2 hereof,
Section 5.03(b) of the Credit Agreement is hereby amended in full to read as follows:

          "(b) FIXED CHARGE COVERAGE RATIO. Permit, as at the end of any Fiscal Quarter of the Borrower listed below, the Consolidated Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for the four-Fiscal Quarter period ending on the last day of such Fiscal Quarter to be less than the minimum ratio set forth opposite such Fiscal Quarter:

     Fiscal Quarter                                     Minimum Ratio
     --------------                                     -------------
     December 31, 1996                                  1.5 to 1.0
     March 31, 1997                                     1.5 to 1.0
     Each Fiscal Quarter thereafter (if any)            3.75 to 1.0

     (b) Subject to the satisfaction of the condition precedent set forth in
  Section 2 hereof, Section 5.04(b) of the Credit Agreement is hereby amended in full to read as follows:

          "(b) As soon as available and in any event within 120 days after the end of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, certified by the chief financial officer of the Borrower, together with
     (i) a certificate of said officer stating that, to his or her knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action the Borrower has taken or proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in
     Section 5.03 and in sufficient detail for determining the Applicable Eurodollar Margin and Applicable Percentage in accordance with the definition of such terms set forth in Section 1.01."

     SECTION 2. CONDITION OF EFFECTIVENESS. This Amendment shall become effective if, on or prior to April 11, 1997, the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Majority Lenders and the Agent.

     SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically herein provided.

     (c) Upon effectiveness of this Amendment on and after the date hereof, each reference in the Credit Agreement to this Agreement, "hereunder", "hereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 4. FEES, COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's legal counsel.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER:
                                       ------------
                                       FOUNDATION HEALTH CORPORATION


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE AGENT:
                                       ---------

                                       CITIBANK, N. A.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE LENDERS:
                                       -----------

                                       CITIBANK, N. A.

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       BANK OF AMERICA, N.T. & S.A.

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       THE CHASE MANHATTAN BANK, N.A.

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:



                                       THE DAI-ICHI KANGYO BANK, LIMITED,
                                       SAN FRANCISCO AGENCY

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       THE FUJI BANK, LIMITED


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "RABOBANK NEDERLAND",
                                       NEW YORK BRANCH


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                       THE SUMITOMO BANK, LIMITED,
                                       SAN FRANCISCO BRANCH

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LTD.


                                       By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                       THE SANWA BANK, LIMITED

                                       By:
                                           ---------------------------------
                                           Name:
                                           Title: